UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7,  2008
ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415 (Commission File Number)	38-2830092 (IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan (Address of principal executive offices)	48858 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

ITEM 8.01 OTHER EVENTS
On August 7, 2008, Isabella Bank Corporation (the “Company”) issued a press release announcing that its stock ticker symbol on the OTC Pink Sheets Electronic Quotation Service will change from “IBTM” to “ISBA” effective at the commencement of trading on August 6, 2008.
A copy of the press release announcing the stock ticker symbol change is attached as Exhibit 99.1 to this report and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued August 7, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION
Dated: August 7, 2008.	By:	/s/ Dennis P. Anger
Dennis P. Angner, President and CEO

EXHIBIT INDEX

99.1	Press Release dated August 7, 2008, announcing the Company’s new stock ticker symbol